APPENDIX A

DISTRIBUTION PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Rule 12b-1 Fee
Absolute Return Fund Class C	0.75
Adjustable Rate Government Fund Class B Class C	0.75 0.75
Alternative Strategies Fund Class C	0.75
Asia Pacific Fund Class C	0.75
Asset Allocation Fund Class B Class C Class R	0.75 0.75 0.25
C&B Large Cap Value Fund Class B Class C	0.75 0.75
C&B Mid Cap Value Fund Class B Class C	0.75 0.75
California Limited-Term Tax-Free Fund Class C	0.75
California Municipal Money Market Fund Sweep Class	0.35
California Tax-Free Fund Class B Class C	0.75 0.75
Capital Growth Fund Class C	0.75
Colorado Tax-Free Fund Class B Class C	0.75 0.75
Common Stock Fund Class B Class C	0.75 0.75
Core Bond Fund Class B Class C Class R	0.75 0.75 0.25
Disciplined U.S. Core Fund Class C	0.75
Discovery Fund Class C	0.75
Diversified Capital Builder Fund Class B Class C	0.75 0.75
Diversified Equity Fund Class B Class C	0.75 0.75
Diversified Income Builder Fund Class B Class C	0.75 0.75
Diversified International Fund Class B Class C	0.75 0.75
Dow Jones Target Today Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2010 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2015 Fund Class R	0.25
Dow Jones Target 2020 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2025 Fund Class R	0.25
Dow Jones Target 2030 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2035 Fund Class R	0.25
Dow Jones Target 2040 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2045 Fund Class R	0.25
Dow Jones Target 2050 Fund Class C Class R	0.75 0.25
Dow Jones Target 2055 Fund Class R	0.25
Emerging Growth Fund Class C	0.75
Emerging Markets Equity Fund Class B Class C	0.75 0.75
Emerging Markets Equity Income Fund Class C	0.75
Emerging Markets Equity Select Fund Class C	0.75
Emerging Markets Local Bond Fund Class C	0.75
Endeavor Select Fund Class B Class C	0.75 0.75
Enterprise Fund Class B Class C	0.75 0.75
Global Long/Short Fund[1] Class C	0.75
Global Opportunities Fund Class B Class C	0.75 0.75
Government Money Market Fund Sweep Class	0.35
Government Securities Fund Class B Class C	0.75 0.75
Growth Balanced Fund Class B Class C	0.75 0.75
Growth Fund Class C	0.75
High Income Fund Class B Class C	0.75 0.75
High Yield Bond Fund Class B Class C	0.75 0.75
High Yield Municipal Bond Fund Class C	0.75
Income Plus Fund Class B Class C	0.75 0.75
Index Asset Allocation Fund Class B Class C	0.75 0.75
Index Fund Class B Class C	0.75 0.75
Inflation-Protected Bond Fund[2] Class B Class C	0.75 0.75
Intermediate Tax/AMT-Free Fund Class C	0.75
International Bond Fund Class B Class C	0.75 0.75
International Equity Fund Class B Class C Class R	0.75 0.75 0.25
International Value Fund Class B Class C	0.75 0.75
Intrinsic Small Cap Value Fund Class C	0.75
Intrinsic Value Fund Class B Class C Class R	0.75 0.75 0.25
Intrinsic World Equity Fund Class C	0.75
Large Cap Core Fund Class C	0.75
Large Cap Growth Fund Class C Class R	0.75 0.25
Large Company Value Fund Class C	0.75
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund Class B Class C	0.75 0.75
Moderate Balanced Fund Class B Class C	0.75 0.75
Money Market Fund Class B Class C Daily Class	0.75 0.75 0.25
Municipal Bond Fund Class B Class C	0.75 0.75
Municipal Money Market Fund Sweep Class	0.35
National Tax-Free Money Market Fund Sweep Class	0.35
North Carolina Tax-Free Fund Class C	0.75
Omega Growth Fund Class B Class C Class R	0.75 0.75 0.25
Opportunity Fund Class B Class C	0.75 0.75
Pennsylvania Tax-Free Fund Class B Class C	0.75 0.75
Precious Metals Fund Class B Class C	0.75 0.75
Premier Large Company Growth Fund Class B Class C	0.75 0.75
Short Duration Government Bond Fund Class B Class C	0.75 0.75
Short-Term Bond Fund Class C	0.75
Short-Term High Yield Bond Fund Class C	0.75
Short-Term Municipal Bond Fund Class C	0.75
Small Cap Value Fund Class B Class C	0.75 0.75
Small Company Growth Fund Class B Class C	0.75 0.75
Small Company Value Fund Class B Class C	0.75 0.75
Small/Mid Cap Value Fund Class C	0.75
Special Mid Cap Value Fund Class C	0.75
Special Small Cap Value Fund Class B Class C	0.75 0.75
Specialized Technology Fund Class B Class C	0.75 0.75
Strategic Income Fund Class C	0.75
Strategic Municipal Bond Fund Class B Class C	0.75 0.75
Traditional Small Cap Growth Fund Class C	0.75
Treasury Plus Money Market Fund Sweep Class	0.35
Utility and Telecommunications Fund Class B Class C	0.75 0.75
Ultra Short-Term Income Fund Class C	0.75
Ultra Short-Term Municipal Income Fund Class C	0.75
WealthBuilder Conservative Allocation Portfolio	0.75
WealthBuilder Equity Portfolio	0.75
WealthBuilder Growth Allocation Portfolio	0.75
WealthBuilder Growth Balanced Portfolio	0.75
WealthBuilder Moderate Balanced Portfolio	0.75
WealthBuilder Tactical Equity Portfolio	0.75
Wisconsin Tax-Free Fund Class C	0.75
100% Treasury Money Market Fund Sweep Class	0.35

Most recent annual approval:  June 1, 2014

Appendix A amended:  August 13, 2014

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

1.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the establishment of the Global Long/Short Fund.  The Fund will commence operations in the fourth quarter 2014.

2.  On August 13, 2014 the Board of Wells Fargo Funds Trust approved the name change of the Inflation-Protected Bond Fund to the Real Return Fund effective on or about December 1, 2014.